UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): July 27, 2005


                            HEALTHSOUTH Corporation
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                 1-10315                            63-0860407
        (Commission File Number)       (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
         (Address of Principal Executive Offices, Including Zip Code)


                         (205) 967-7116 (Registrant's
                    Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) On July 27, 2005, John T. Quille tendered his resignation from his position as Senior Vice President, Controller and Principal Accounting Officer of HEALTHSOUTH Corporation (the "Company"), effective August 12, 2005, in order to pursue other opportunities. John L. Workman, in addition to serving as the Company's current Executive Vice President and Chief Financial Officer, will assume the role of Principal Accounting Officer of the Company. The Company does not expect Mr. Quille's resignation to affect the timing of the Company's scheduled filing of annual reports for its fiscal years ended December 31, 2004 and December 31, 2005.


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HEALTHSOUTH CORPORATION


                                 By:    /s/ Gregory L. Doody
                                        --------------------
                                        Name:   Gregory L. Doody
                                        Title:  Executive Vice President,
                                                General Counsel and Secretary


Dated:  August 1, 2005